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Exhibit 99.1

Certification of Periodic Report

        I, Joseph A. Sasenick, Chairman and Chief Executive Officer of Alcide Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

  (1)
  the Annual Report on Form 10-K for the Company for the fiscal year ended May 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (12 U.S.C. 78m or 78o(d)); and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        Dated: August 29, 2002

/s/ JOSEPH A. SASENICK Joseph A. Sasenick Chairman and Chief Executive Officer, Alcide Corporation

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  Exhibit 99.1
Certification of Periodic Report